TRADE AND OTHER RECEIVABLES (Details) - USD ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Trade receivables:
Trade receivables	$ 236,462	$ 219,396
Allowance for expected credit losses	(18,502)	(17,423)	$ (10,138)
Trade receivables, net	217,960	201,973
Other receivables:
Prepaid expenses	2,936	4,988
Debt investment	67	104
Institutions	773	1,309
Pledged deposits	525	1,569
Other	278	323
Total other receivables	$ 4,579	$ 8,293